EXHIBIT 23.1


                                AJ. ROBBINS, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                              216 SIXTEENTH STREET
                                    SUITE 600
                             DENVER, COLORADO 80202









               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form SB-2 amendment #2 of Riddle Records, Inc. of our report dated November 21, 2003 relating to the financial statements of Riddle Records, Inc. and to the reference made to our firm under the caption "Experts" included in or made part of this Registration Statement on Form SB-2 amendment #2.




                                                    /s/ AJ. ROBBINS, P.C.
                                                    ----------------------------
                                                    AJ. ROBBINS, P.C.
                                                    CERTIFIED PUBLIC ACCOUNTANTS






Denver, Colorado
June 14, 2004